UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 30, 2011
S1 CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-24931	58-2395199
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

705 Westech Drive, Norcross, Georgia (Address of principal executive offices)	30092 (Zip code)
Registrant’s telephone number, including area code: (404) 923-3500
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Rule 425, Rule 14a-12 and Instruction 2 to Rule 14d-2(b)(2)

Item 8.01 Other Events.
On November 30, 2011, ACI Worldwide, Inc. (“ACI”) announced that (i) ACI and S1 Corporation (the “Company”) had entered into a timing agreement (the “Timing Agreement”) with the Antitrust Division of the United States Department of Justice (the “Antitrust Division”) that provides the Antitrust Division with additional time to complete its review of ACI’s proposed acquisition of the Company, and (ii) ACI had extended its exchange offer for all of the outstanding shares of the Company to 5:00 p.m., Eastern Time, on Thursday, December 29, 2011, unless further extended.
The Company previously announced on October 28, 2011 that it and ACI had each received a request for additional information from the Antitrust Division with respect to the proposed acquisition (the “Second Request”). The Timing Agreement further provides, among other things, that ACI and the Company will (i) certify compliance with the Second Request by December 7, 2011, (ii) provide the Antitrust Division with written notice at least ten days prior to closing the proposed transaction, and (iii) not close the transaction prior to January 31, 2012, unless the Antitrust Division has previously notified the parties that the Antitrust Division will not oppose such closing.
A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.
Forward Looking Statements
Certain statements herein may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, those regarding any transaction with ACI Worldwide, Inc. and other statements that are not historical facts. These statements involve risks and uncertainties including those detailed in S1’s Annual Reports on Form 10-K and other filings with the Securities and Exchange Commission. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual outcomes may vary materially from those forecasted or expected. S1 disclaims any intention or obligation to update publicly or revise such statements, whether as a result of new information, future events or otherwise.
Additional Information and Where to Find It
S1 Corporation has filed a Solicitation/Recommendation Statement on Schedule 14D-9, as amended, with the SEC. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THAT STATEMENT AND OTHER MATERIALS FILED WITH THE SEC BY S1 BECAUSE THEY CONTAIN IMPORTANT INFORMATION. S1 stockholders and other interested parties may obtain, free of charge, copies of S1’s Schedule 14D-9, as amended, and other documents filed by S1 with the SEC at the SEC’s website at http://www.sec.gov. In addition free copies of the documents filed by S1 with the SEC with respect to the exchange offer may be obtained by contacting S1’s Investor Relations at (404) 923-3500 or by accessing S1’s investor relations website at www.s1.com.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
No.	Description
99.1	Press Release of ACI Worldwide, Inc. dated November 30, 2011.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

S1 CORPORATION (Registrant)
By:	/s/ Gregory D. Orenstein
	Name:	Gregory D. Orenstein
	Title:	SVP, Chief Legal Officer and Secretary

Date: December 2, 2011

EXHIBIT INDEX

Exhibit
No.	Description
99.1	Press Release of ACI Worldwide, Inc. dated November 30, 2011.